SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) December 30, 2005


                    THE AMERICAN EDUCATION CORPORATION
           (Exact name of registrant as specified in its charter)


          Nevada                   0-11078                 73-1621446
(State or other jurisdiction    (Commission              (IRS Employer
of incorporation)                File Number)          Identification No.)


                 7506 North Broadway Extension Suite 505
                 Oklahoma City, Oklahoma  73116
      (Address of principal executive offices)          (Zip Code)

                           (405) 840-6031
         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange
       Act (17 CFR 240.14a-12(b))

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-
2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


        1 of 7


Information to be Included in the Report

Item 1.01 Entry into a Material Definitive Agreement

     On December 30, 2005, the Board of Directors granted options exercisable for 900,000 shares of the Company's common stock to employees of the Company, including officers, and to the members of the Board. All of the options vested immediately and were issued with an exercise price of $0.62, the closing market price on the date of grant. All of the options expire on December 29, 2008. The forms of stock option agreement related to these grants are attached hereto as Exhibit 10.13.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 10.13 Form of stock option agreement for the 1998 Stock Option Plan for Employees and the form of the Non-Qualified Stock Option
Agreements.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE AMERICAN EDUCATION CORPORATION

                                    /s/ Jeffrey E. Butler
                                    -------------------------------
                                    Jeffrey E. Butler, President

January 6, 2006


Exhibit Index

Exhibit No.     Description
-----------     ---------------------------------------------------

10.13 Form of the 1998 Stock Option Plan for Employees and the form of the Non-Qualified Stock Option Agreements


1998 Stock Option Plan for Employees Agreement


                  INCENTIVE COMMON STOCK OPTION AGREEMENT

                    THE AMERICAN EDUCATION CORPORATION
                       (a Nevada Corporation)



     FOR VALUE RECEIVED, The American Education Corporation (the "Company") hereby grants ______ (the "Holder"), subject to the terms and conditions hereinafter set forth, and as set forth in The American Education Corporation Stock Option Plan (the "Plan") which is incorporated by reference, the option to purchase an aggregate of ________ shares of the $.025 par value common stock (the "Common Stock") of the Company.

     1. Explanatory Statement. The Holder is an employee of the Company and it is important to the Company that the Holder be encouraged to provide his or her best efforts in furthering the interests of the Company. Accordingly, the Company desires to afford the Holder an opportunity to purchase shares of the

        2 of 7

Company's Common Stock as hereinafter provided and to otherwise carry on the purposes of The American Education Corporation. The option granted hereunder is intended to be an Incentive Stock Option under the Plan.

     2. Term and Exercise. (a) This Option may be exercised by the Holder for all or any portion of the shares of Common Stock subject to this Option at any time (and from time to time) in accordance with the vesting schedule in Section 2 (b), below, prior to the expiration of this Option, which expiration shall occur with the failure by the Holder to have duly exercised this Option in the manner provided herein prior to the expiration of three (3) years from the date hereof. Further, this option will expire upon an elapsed period of ninety (90) days from the date the Holder ceases to be a full time employee of the Company, except in the case where the termination of the Holder's employment with the company is due to the Death or Disability of the Holder in which case the option shall be exercisable for twelve (12) months from that date or until the expiration date, whichever is earlier. The determination of disability is to be at the sole discretion of the Company.

      (b) The options shall vest and become exercisable in accordance with the following schedule:

           On or After              Percent of           Number of
       The Following Date          Total Grant            Shares
       ------------------          -----------           ---------
       December 30, 2005               100%

     (c) The Holder shall exercise this Option by surrender to the Company of this Option with the Purchase Form attached hereto, duly executed and accompanied by the payment in cash, certified check or shares of Common Stock with a Fair Market Value equal to the exercise price hereinafter set forth for the shares of the Common Stock so purchased.

     (d) As soon as practicable after the exercise of an Option by the Holder as herein above provided, the Company shall cause to be issued in the name of and delivered to the Holder a certificate or certificates for the shares of Common Stock so purchased. All of the shares of Common Stock which may be issued and delivered upon the due exercise of this Option by the Holder, shall be fully paid and nonassessable. The Company shall at all times reserve and hold available a sufficient number of shares of the authorized but unissued Common Stock of the Company, or held by the Company as treasury stock, to cover the shares of the Common Stock issuable upon the exercise of this Option.

     (e) By acceptance of this Option, the Holder hereby agrees that at the time of any exercise of this Option he/she will be purchasing the shares of Common Stock as an investment and not with a view to the sale or distribution thereof and agrees that he/she may only assign, hypothecate, pledge, sell or otherwise transfer, with or without consideration, such shares as permitted by the securities laws then in effect.

     3. Option Price. The Option Price at which the shares of Common Stock shall be purchased upon the exercise of this Option shall be $0.62 per share.

     4.       Adjustments of and changes in Common Stock.   In the event
of a reorganization, recapitalization, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, any other similar change in the corporate structure or shares of capital stock of the Company, the Committee may make such adjustment as it deems appropriate in the number and kind of shares of Common Stock subject to the Option or in the Option Price subject to and as set forth in Article VIII of the Plan.

     5. Nontransferability. This Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Holder, this Option shall be exercisable only by the Holder, or, subject to the terms and conditions of the Plan, by the Holder's legal guardian in the event the Holder becomes disabled.
Upon death of the Holder, this Option may, subject to the terms and conditions of the Plan, be exercised by the executor or administrator or similar personal representative of the estate of the Holder. This Option shall not be subject to attachment, execution or other similar process. Any
(a) attempt by the Holder to alienate, assign, pledge, hypothecate or otherwise dispose of the Option except as provided for herein, or
(b) attempt by a third person to levy on or attach, execute or exercise any similar process upon the rights or interests hereby conferred shall be void.

        3 of 7

Further, in the event of any action described in clauses (a) or (b) of the preceding sentence, the Company may terminate the Option by notice to the Holder and the Option shall thereupon become null and void.

     6. Notices. All notices required hereunder will be in writing and served by certified mail, return receipt requested, postage prepaid, at the addresses shown below, until notification of a change of such addresses:

COMPANY:         The American Education Corporation
                 7506 N. Broadway Extension, Suite 505
                 Oklahoma City, Oklahoma  73116


HOLDER:


     7. Amendment of Option. The Option may be amended by the Commmittee at any time (i) if the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in the Internal Revenue Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in Clause (i), with the consent of the Holder.


     8. Construction of Option. This Option shall be interpreted and construed under and by virtue of the laws of the State of Oklahoma, regardless of the domicile and/or residence of either of the parties hereto, and shall be deemed for such purposes to have been made and executed in Oklahoma County, Oklahoma.

     9.     Binding Effect.   All of the provisions of this Option shall
be binding upon and will inure to the benefit of the Holder's and Company's respective successors, heirs and permitted assigns.

     IN WITNESS WHEREOF, The American Education Corporation has caused this Option to be signed in its corporate name by its President and the Holder to hereby accept this Option and the terms hereof effective on December 30, 2005.



                 THE AMERICAN EDUCATION CORPORATION,



                 By:
                     -------------------------------
                     Jeffrey E. Butler, President

ATTEST:



------------------------------
Secretary



HOLDER:


By:
    --------------------------
    (Name)


        4 of7

Non-Qualified Stock Option Agreement


     This Option and the underlying securities issuable upon the exercise hereof, have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws and neither this Option nor such underlying securities may be assigned, hypothecated, pledged sold or otherwise transferred or encumbered except as otherwise provided by law.


                NON QUALIFIED COMMON STOCK OPTION AGREEMENT

                    THE AMERICAN EDUCATION CORPORATION
                           (a Nevada Corporation)



     FOR VALUE RECEIVED, The American Education Corporation (the
"Company") hereby grants to _____ (the "Holder"), subject to the terms and conditions hereinafter set forth, and as set forth in The American Education Corporation Stock Option Plan (the "Plan") which is incorporated by reference, the option to purchase an aggregate of ____ shares of the $.025 par value common stock (the "Common Stock") of the Company.

     1. Term and Exercise. (a) This Option may be exercised by the Holder for all or any portion of the shares of Common Stock subject to this Option at any time (and from time to time) in accordance with the vesting schedule in Section 2 (b), below, prior to the expiration of this Option, which expiration shall occur with the failure by the Holder to have duly exercised this Option in the manner provided herein prior to the expiration of three (3) years from the date hereof. Further, this option will expire upon an elapsed period of ninety (90) days from the date the Holder ceases to be a full time employee of the Company, except in the case where the termination of the Holder's association with the company is due to the Death or Disability of the Holder in which case the option shall be exercisable for twelve (12) months from that date or until the expiration date, whichever is earlier. The determination of disability is to be at the sole discretion of the Company.

     (b) The options shall vest and become exercisable in accordance with the following schedule:

           On or After              Percent of           Number of
       The Following Date          Total Grant            Shares
       ------------------          -----------           ---------
       December 30, 2005               100%

     (c) The Holder shall exercise this Option by surrender to the Company of this Option accompanied by the payment in cash, certified check or shares of Common Stock with a Fair Market Value equal to the exercise price hereinafter set forth for the shares of the Common Stock so purchased.

     (d) As soon as practicable after the exercise of an Option by the Holder as herein above provided, the Company shall cause to be issued in the name of and delivered to the Holder a certificate or certificates for the shares of Common Stock so purchased. All of the shares of Common Stock which may be issued and delivered upon the due exercise of this Option by the Holder, shall be fully paid and nonassessable. The Company shall at all times reserve and hold available a sufficient number of shares of the authorized but unissued Common Stock of the Company, or held by the Company as treasury stock, to cover the shares of the Common Stock issuable upon the exercise of this Option.

     (e) By acceptance of this Option, the Holder hereby agrees that at the time of any exercise of this Option he/she will be purchasing the shares of Common Stock as an investment and not with a view to the sale or distribution thereof and agrees that he/she may only assign, hypothecate, pledge, sell or otherwise transfer, with or without consideration, such shares as permitted by the securities laws then in effect.

     2. Option Price. The Option Price at which the shares of Common Stock shall be purchased upon the exercise of this Option shall be $0.62 per share.

       5 OF 5

     3.     Adjustments of and changes in Common Stock.   In the event of
a reorganization, recapitalization, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, any other similar change in the corporate structure or shares of capital stock of the Company, the Committee may make such adjustment as it deems appropriate in the number and kind of shares of Common Stock subject to the Option or in the Option Price subject to and as set forth in the Plan.

     4. Nontransferability. This Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Holder, this Option shall be exercisable only by the Holder, or, subject to the terms and conditions of the Plan, by the Holder's legal guardian in the event the Holder becomes disabled. Upon death of the Holder, this Option may, subject to the terms and conditions of the Plan, be exercised by the executor or administrator or similar personal representative of the estate of the Holder. This Option shall not be subject to attachment, execution or other similar process. Any (a) attempt by the Holder to alienate, assign, pledge, hypothecate or otherwise dispose of the Option except as provided for herein, or (b) attempt by a third person to levy on or attach, execute or exercise any similar process upon the rights or interests hereby conferred shall be void. Further, in the event of any action described in clauses (a) or (b) of the preceding sentence, the Company may terminate the Option by notice to the Holder and the Option shall thereupon become null and void.

     5. Notices. All notices required hereunder will be in writing and served by certified mail, return receipt requested, postage prepaid, at the addresses shown below, until notification of a change of such addresses:

COMPANY:     The American Education Corporation
             7506 N. Broadway Extension, Suite 505
             Oklahoma City, Oklahoma  73116

HOLDER:


     6. Amendment of Option. The Option may be amended by the Committee at any time (i) if the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in the Internal Revenue Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in Clause (i), with the consent of the Holder.

     7. Construction of Option. This Option shall be interpreted and construed under and by virtue of the laws of the State of Oklahoma, regardless of the domicile and/or residence of either of the parties hereto, and shall be deemed for such purposes to have been made and executed in Oklahoma County, Oklahoma.

     8.     Binding Effect.   All of the provisions of this Option shall
be binding upon and will inure to the benefit of the Holder's and Company's respective successors, heirs and permitted assigns.

     IN WITNESS WHEREOF, The American Education Corporation has caused this Option to be signed in its corporate name by its President and the Holder to hereby accept this Option and the terms hereof effective this 30th day of December, 2005.

                 THE AMERICAN EDUCATION CORPORATION


                 By:
                    --------------------------------
                    Jeffrey E. Butler, President

        6 of 7

ATTEST:


--------------------------------
Secretary

HOLDER:


By:
   ----------------------------
   (Name)

        7 of 7